                                                                    Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William A. Robbie, Executive Vice President and Chief Financial Officer of Platinum Underwriters Holdings, Ltd., hereby certify to the best of my knowledge and belief that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of Platinum Underwriters Holdings, Ltd.

Date: November 13, 2003                            /s/  WILLIAM A. ROBBIE
                                                   -----------------------------
                                                   By: William A. Robbie
                                                   Executive Vice President and
                                                   Chief Financial Officer